SECOND AVENANT
AU CONTRAT DE PARTAGE DE PRODUCTION D'HYDROCARBURES

Entre la **République de Guinée,** représentée par M. Diakaria Koulibaly, Directeur Général de l'Office National des Pétroles sis à Commandayah-Minière, commune de Dixinn, Conakry, République de Guinée, ci-après désignée le « Gouvernement » (étant précisé que, dans la mesure où le droit applicable accorde à l'Office National des Pétroles l'autorité nécessaire, le terme Gouvernement utilisé dans le présent Contrat signifie et inclut l'Office National des Pétroles),

d'une part,

et

SCS Corporation Ltd., (« SCS »), société constituée et immatriculée aux îles Caïmans, filiale à cent pour cent d'Hyperdynamics Corporation, société constituée au Delaware, États-Unis d'Amérique, dont le siège est sis à 12012 Wickchester Lane, Suite 475, Houston, Texas 77079, États-Unis d'Amérique, représentée par Monsieur Ray Leonard, Président et Directeur Général

(SCS étant désignée ci-après l' « Entrepreneur »),

d'autre part.

(Le Gouvernement et l'Entrepreneur étant désignés ci-après comme les « Parties »). Les termes commençant par une majuscule utilisés dans le présent Second Avenant ont le sens qui leur est donné dans le présent Second Avenant et les termes commençant par une majuscule utilisés dans le présent Second Avenant qui ne sont pas définis dans le présent Second Avenant ont le sens qui leur est donné dans le CPP Initial.

PRÉAMBULE

Attendu que, le 22 septembre 2006, un contrat de partage de production d'hydrocarbures (le « CPP Initial ») a été signé entre le Gouvernement et SCS ;

Attendu que, conformément à l'arrêté n° 0925 du 21 avril 2010, le Gouvernement a approuvé la cession par SCS à Dana Petroleum (E&P) Limited (« Dana ») d'une participation de 23 % dans le CPP Initial ;

Attendu que, conformément au décret n° 71 du 10 mai 2010, le Gouvernement a approuvé le CPP Initial, le 1er Avenant au CPP Initial en date du 25 mars 2010 (l'« Avenant n° 1 au CPP Initial ») et la cession par SCS à Dana d'une participation de 23 % dans le Contrat ;

Attendu que, conformément à l'arrêté n° 10629 du 27 décembre 2012, le Gouvernement a approuvé la cession par SCS à TullowGuinea Ltd. (« Tullow ») d'une participation de 40 % dans le Contrat ;

Attendu que le Contrat prévoit la création d'un Comité de Direction des Opérations Pétrolières (le « CDOP ») afin de surveiller la conduite des Opérations Pétrolières (telles que définies dans le Contrat) ;

Attendu que, le 13 septembre 2013 et le 7 février 2014, la société mère de SCS, Hyperdynamics Corporation, a annoncé l'existence d'enquêtes par le Ministère de la Justice des États-Unis (*Department of Justice*)(le « DOJ ») et par la *Securities Exchange Commission* des États-Unis

(la « SEC ») portant sur l'obtention et le maintien du CPP Initial et de l'Avenant n°1 au CPP Initial par le groupe Hyperdynamics (les « Enquêtes ») ;

Attendu qu'en mai 2015 le DOJ a émis un rejet d'enquête (*Declination of the Investigation*) et qu'en septembre 2015 la SEC a conclu son examen des activités de SCS et a mis un terme à ses Enquêtes sur le groupe Hyperdynamics ;

Attendu que, le 16 juillet 2016, SCS a soumis au Gouvernement une demande officielle d'extension de la Seconde Période d'Exploration pour une durée d'un an jusqu'au 21 septembre 2017 ;

Attendu que, conformément à un Accord de Transaction et de Renonciation conclu le 15 août 2016, SCS assume tous les droits et obligations en vertu du Contrat, et Tullow et Dana se sont officiellement retirées du Contrat ;

Attendu que le Gouvernement et SCS ont conclu, le 19 août 2016, un Protocole d'Entente non contraignant dessinant les conditions essentielles de la Période d'Extension d'un an jusqu'au 21 septembre 2017 ;

Attendu que les Parties conviennent par les présentes de nouveaux amendements au Contrat afin de :

1. Prendre acte officiellement et de confirmer l'approbation du Gouvernement ainsi que l'accord des Parties pour l'extension du terme de la Seconde Période d'Exploration, conformément à l'article 3.7 du Contrat, d'une durée supplémentaire d'un (1) an du 22 septembre 2016 au 21 septembre 2017 (la « Période d'Extension ») ;

2. Prendre acte officiellement et de confirmer l'accord de SCS de forer au minimum un (1) puits d'exploration dans la Zone Contractuelle pendant la Période d'Extension ou de verser au Gouvernement la somme de 46 000 000 USD réduite du montant des frais réellement engagés pour les travaux réalisés en exécution des obligations fixées dans le programme de travail approuvé pour la Période d'Extension, conformément aux stipulations de l'article 4.1(c) du Contrat ;

3. Prendre acte officiellement et de confirmer la rétrocession par l'Entrepreneur de certaines portions de la Zone Contractuelle actuelle comme indiqué dans la carte ci-jointe, qui figure à l'Annexe A, précisant les coordonnées de la zone rétrocédée (la « Zone rétrocédée ») ;

4. Prendre acte officiellement et de confirmer les droits de l'Entrepreneur au titre du Contrat ainsi que sa participation dans le Contrat nonobstant les Enquêtes ;

5. Préciser le rôle du CDOP ainsi que les paiements que l'Entrepreneur doit effectuer en relation avec les dépenses de fonctionnement du CDOP en vertu du Contrat ; et

6. Préciser les droits et les obligations respectives de l'Entrepreneur et du Gouvernement pendant et après la Période d'Extension.

Attendu que sous réserve des stipulations énoncées ci-après, toutes les conditions et stipulations du Contrat (telles que modifiées, remplacées par novation ou complétées ultérieurement) demeurent inchangées et restent en vigueur ;

Les Parties ont négocié et conclu le présent Avenant au Contrat (le « Second Avenant »).

Il est convenu de ce qui suit :

1. Le Gouvernement ratifie et confirme par le présent Second Avenant que l'Entrepreneur est le titulaire manifeste et sans équivoque du Contrat. Le Gouvernement s'engage à ne pas résilier, révoquer, restreindre, annuler ou limiter le Contrat ou les droits de l'Entrepreneur de mener les Opérations Pétrolières conformément au Contrat sur le fondement de l'existence de faits révélés au cours des Enquêtes ou en raison des résultats des Enquêtes.

2. Les stipulations de l'article 1 ne constituent nullement une renonciation au droit des autorités publiques de la République de Guinée d'entamer des procédures civiles ou pénales en application du droit guinéen contre une personne ou une société sur le fondement des lois anticorruption en vigueur.

3. L'Entrepreneur déclare, s'agissant du Contrat, que l'Entrepreneur, ses Filiales, représentants, directeurs, préposés, employés, agents et toute autre personne agissant pour le compte de ces personnes (i) sont à ce jour en conformité avec le *U.S. ForeignCorrupt Practices Act* de 1977 tel qu'amendé (le « FCPA »), si la compétence des juridictions américaines telle que définie par le FCPA s'étend à ces personnes (et les Parties conviennent que le FCPA s'étend à SCS Corporation Ltd. et à Hyperdynamics Corporation), ainsi qu'avec toutes les lois anti-corruption des pays dans lesquels ces personnes agissent, notamment la République de Guinée ; (ii) demeureront en conformité avec ces lois, dans la mesure où elles sont applicables ; et (iii) pendant toute la durée du présent Contrat, s'engagent à ne pas autoriser, offrir ou promettre d'effectuer des paiements ou de transférer ou donner tout autre objet de valeur à tout Agent Public du Gouvernement ou tout employé du Gouvernement en lien avec le Contrat qui seraient constitutifs d'une violation des lois anti-corruption auxquelles elles sont soumises. Pour les besoins de ce paragraphe, un « Agent Public du Gouvernement » signifie (i) toute personne exerçant un mandat électif, tout candidat à un poste de nature politique, tout parti politique ou agent de celui-ci, ou tout agent ou employé d'un gouvernement, y compris dans les départements, agences et entités de celui-ci, (ii) tout agent ou employé d'une entreprise publique ou d'une entreprise contrôlée par l'Etat (telle qu'une compagnie pétrolière détenue par l'Etat), (iii) tout agent ou employé d' « une organisation gouvernementale internationale » ; (iv) toute personne agissant dans l'exercice de fonctions officielles pour le Gouvernement ou au nom du Gouvernement, d'une entité gouvernementale ou d'une organisation gouvernementale internationale ; ou (v) tout consultant privé qui occupe également une position au sein du Gouvernement ou agit pour le compte de celui-ci, d'une organisation gouvernementale internationale ou d'une entreprise détenue ou contrôlée par un gouvernement étranger.

4. Les Parties confirment par le présent Second Avenant que les droits et obligations de l'Entrepreneur dans le Contrat et la participation de l'Entrepreneur à la date du Second Avenant sont les suivants :

SCS Corporation Ltd. :	100 %

Les Parties confirment que SCS Corporation Ltd. est désigné comme l'Opérateur.

5. **L'« Article 1 : Définitions » est modifié comme suit :**

<u>L'Article 1.6 – Contrat est supprimé dans son intégralité et remplacé par ce qui suit :</u>

« 1.6 « Contrat » signifie le CPP Initial et ses annexes, tels que modifiés par l'Avenant n° 1 au CPP initial et par le présent Second Avenant, ainsi que tout ajout, modification ou

modifications ultérieures convenues d'un commun accord entre les Parties conformément à l'article 23 du Contrat. »

L'Article 1.7.1 – Dépenses Pétrolières est supprimé dans son intégralité et remplacé par ce qui suit :

« 1.7.1 « Dépenses Pétrolières » signifie les seules dépenses raisonnables et nécessaires associées à la réalisation des Opérations Pétrolières, à savoir les dépenses d'exploration, de développement, d'exploitation, d'abandon et de démontage des puits et installations effectivement payées et approuvées par le Gouvernement à compter de juillet 2009, dans la mesure où elles se rapportent exclusivement aux dépenses réellement exposées par SCS à l'occasion de l'exécution du présent Second Avenant.

Les Dépenses Pétrolières exposées après la date de signature du présent Second Avenant seront au bénéfice de l'Entrepreneur tel que prévu par la Procédure de Comptabilité. »

L'Article 1.22 – Zone contractuelle est supprimé dans son intégralité et remplacé par ce qui suit :

« 1.22 « Zone contractuelle » signifie la zone décrite à l'Annexe A. »

Ajout d'un Article 1.23 :

« 1.23 « Directeur » signifie le Directeur Général de l'Office National des Pétroles. »

Ajout d'un Article 1.24 :

« 1.24 « Période d'Extension » : une extension non renouvelable de douze (12) mois de la Seconde Période d'Exploration, commençant le 22 septembre 2016 et finissant le 21 septembre 2017, sous réserve de l'article 3.7. »

6. **L' « Article 3 : Durée du Contrat » est modifié comme suit :**

L'Article 3.7 est supprimé dans son intégralité et remplacé par l'Article 3.7 suivant :

« 3.7 Afin de permettre à l'Entrepreneur de continuer et d'achever tous travaux de forage compris dans un programme de forage pouvant être réalisé dans la période de douze (12) mois suivant la fin de la Seconde Période d'Exploration, y compris notamment l'exécution des travaux conformément à un programme de travail et à un budget approuvés, le Directeur ou le représentant habilité du Gouvernement accordera une extension de la Seconde Période d'Exploration pour la Période d'Extension à condition que l'Entrepreneur ait demandé ladite extension au moins deux mois avant l'expiration de la Seconde Période d'Exploration.

Dans l'éventualité d'une Découverte de Pétrole pendant la Seconde Période d'Exploration ou pendant la Période d'Extension, et si le temps restant est insuffisant pour permettre à l'Entrepreneur d'entreprendre les travaux d'évaluation de ladite découverte, le Directeur ou le représentant habilité du Gouvernement accordera une extension de ladite période de deux (2) ans supplémentaires, à condition que l'Entrepreneur ait demandé ladite extension au moins deux (2) mois avant l'expiration de la Seconde Période d'Exploration ou des Périodes d'Extension. Au cours de chacune de ces extensions ultérieures, l'Entrepreneur ne devra entreprendre aucune autre opération que celles qui sont directement associées à l'évaluation de ladite découverte. »

7. **L' « Article 4 : Travaux d'exploration et obligations concernant les dépenses » est modifié comme suit :**

Ajout d'un Article 4.1(c) :

« (c) Pendant la Période d'Extension, l'Entrepreneur devra forer au minimum, dans la Zone Contractuelle, un (1) puits d'exploration d'une profondeur minimum (sous réserve de l'Article 4.3 du Contrat) de deux mille cinq cents (2.500) mètres en dessous du fond de la mer, pour un montant estimé à quarante-six millions de dollars américains (46.000.000 USD) (le « Puits d'Extension »). Il est prévu que le forage dudit Puits d'Extension débute en avril 2017, pour une durée d'exécution estimée actuellement à 42 jours. Pendant la Période d'Extension, l'Entrepreneur pourra, à sa discrétion, forer des puits d'exploration supplémentaires dans la Zone Contractuelle. »

Ajout d'un Article 4.1(d) :

« (d) Le Directeur devra être notifié préalablement au forage de tous puits en sus du puits d'exploration obligatoire mentionné à l'Article 4.1(c), ainsi que de toute modification du programme de travail de forage et budget mentionnés ci-dessus. Tous travaux proposés dans ces modifications doivent pouvoir être réalisés dans la période de douze (12) mois suivant la fin de la Seconde Période d'Exploration. Sous réserve de la Période d'Extension de douze (12) mois, le second puits de la seconde sous-période de trois (3) ans de la Seconde Période d'Exploration doit commencer à être foré au plus tard à la fin de cette seconde sous-période. »

Ajouter à la fin de l'Article 4.2 :

« Si l'Entrepreneur n'achève pas le programme de travail décrit à l'Article 4.1(c) pendant la Période d'Extension, il devra verser au Gouvernement la différence entre le montant de 46.000.000 USD et les montants réellement dépensés au titre des éléments du programme de travail et du budget approuvés pour la Période d'Extension, mentionnés à l'article 4.6(b), en rapport avec le forage du Puits d'Extension (les « Dépenses Admissibles »). Les Dépenses Admissibles incluent tous les coûts relatifs à la préparation et au forage du Puits d'Extension qui sont prévus dans le programme de travail et le budget cités à l'article 4.6(b). Pour les besoins du calcul du montant dû conformément à cet article, néanmoins, les Dépenses Admissibles qui ne représentent pas des montants dépensés pour des biens et services fournis en République de Guinée ne seront pas pris en compte sauf si et seulement une fois que la plate-forme de forage servant au forage du Puits d'Extension est localisée dans le plateau continental de la République de Guinée, y compris ces eaux territoriales. »

Ajout d'un Article 4.6 :

« (a) Dans un délai de quinze (15) jours suivant la signature du présent Second Avenant, l'Entrepreneur aura fourni au Gouvernement une garantie de sa société mère pour les obligations de l'Entrepreneur conformément à l'article 4.2, dans une forme jugée acceptable par le Gouvernement, dont l'accord ne saurait être refusé sans motif raisonnable.

(b) De plus, dans les quarante-cinq (45) jours de la signature du présent Second Avenant, une réunion du CDOP sera convoquée afin que l'Entrepreneur présente le programme de travail et le budget pour la Période d'Extension. Le programme de travail ainsi que le budget seront négociés, modifiés et approuvés conformément aux articles 9.2.5, 9.2.6, 9.2.7 et 9.2.8. Le programme de travail et le budget pour la Période d'Extension incluront le Puits d'Extension, tel que prévu à l'article 4.1(c), dont il est prévu que le forage débute en avril 2017 (le « Programme de Forage ») ainsi que les dépenses inscrites au budget pour différentes périodes relatives au forage du Puits d'Extension (les « Dépenses Budgétées »).

Le Programme de Forage et les Dépenses Budgétées sont détaillés à l'Annexe B du présent Second Avenant.

(c) L'Entrepreneur convient qu'il communiquera, s'agissant du Puits d'Extension :

(i) Un rapport mensuel au CDOP au plus tard le cinquième jour ouvrable de chaque mois civil, qui contiendra les informations suivantes :

(1) Les Dépenses engagées pendant le mois civil précédant portant sur l'accomplissement du programme de travail annuel et du budget (les « Dépenses Effectuées »);

(2) Les Dépenses prévues pour le mois civil en cours portant sur l'accomplissement du programme de travail annuel et du budget (les « Dépenses Prévues »).

(3) Le rapprochement entre les Dépenses Effectuées et les Dépenses Prévues si elles portent sur les Dépenses Budgétées.

(ii) Un rapport d'avancement sur le Programme de Forage (le « Rapport d'Avancement »).

(d) L'Entrepreneur et le Gouvernement conviennent d'examiner chaque mois les écarts budgétaires entre le Programme de Forage et les Dépenses Budgétées suivant la procédure prévue à l'article 9 du Contrat. En cas de retard sur le programme proposé en raison de facteurs échappant au contrôle de l'Entrepreneur mais lorsqu'il demeure possible de réaliser le forage du Puits d'Extension pendant la Période d'Extension et que l'Entrepreneur démontre la capacité financière pour forer le Puits d'Extension conformément à l'article 4.7 du Contrat, un tel retard ne pourra constituer un motif de résiliation.

(e) L'Entrepreneur convient que (i) s'il ne dispose pas des fonds nécessaires pour effectuer une partie substantielle des Dépenses Prévues ou s'il n'obtient pas un engagement écrit et ferme de tiers pour financer les Dépenses Prévues correspondant à la partie pertinente du Puits d'Extension, et s'il n'est pas en voie de respecter le Programme de Forage au cours d'un quelconque mois civil, le Gouvernement peut résilier le Contrat après mise en demeure et une période de trente (30) jours pour remédier à ces défauts, et que (ii) s'il ne fait pas émettre l'une des Garanties prévues à l'article 4.7(c) dans les délais requis, le Gouvernement peut résilier le Contrat immédiatement et sans mise en demeure préalable de remédier à ce défaut.

(f) Suivant une telle résiliation, et en sus de tout paiement dû au titre de l'article 4.2, le Gouvernement deviendra propriétaire et pourra prendre possession de tous les matériels et équipements liés au programme de travail et au budget du Puits d'Extension, l'Entrepreneur les transférera au Gouvernement sans frais et libres de sûretés ou de privilèges conformément à l'article 11.8 du Contrat, et l'Entrepreneur signera tout accord et/ou autre document ou instrument et/ou prendra toutes les mesures à cet effet. »

Ajout d'un Article 4.7 :

« (a) Au plus tard le 31 janvier 2017, l'Entrepreneur devra déplacer à ses frais l'Equipement et le Matériel sur le territoire de la République de Guinée, sous réserve d'une extension raisonnable en cas de retard dans l'obtention des autorisations d'exportations, de retard dans la livraison, et de retards dus à l'obtention d'un espace de stockage en République de Guinée ; à condition néanmoins que l'Entrepreneur entreprenne le processus et le travail de déplacement de l'Equipement et du Matériel immédiatement après la signature du présent

Second Avenant et agisse de manière diligente de façon à ce que ce déplacement soit réalisé le plus tôt possible.

(b) A tout moment au cours de la Période d'Extension, si l'Entrepreneur lève des fonds supplémentaires auprès d'institutions financières, obtient des financements ou d'autres engagements par une *joint-venture* ou tout autre mécanisme en vue du forage du Puits d'Extension, l'Entrepreneur fera émettre une garantie à première demande, une lettre de crédit, une lettre de crédit irrévocable et/ou une garantie de bonne exécution ou autre instrument financier (« Garanties ») à des termes conformes aux usages du secteur des opérations pétrolières internationales qui sont mutuellement acceptables par les parties concernées, dont l'accord ne saura être refusé sans motif raisonnable, sous réserve que (i) les fonds additionnels soient levés en vue de satisfaire aux obligations établies à l'article 4.2 et que (ii) l'Entrepreneur soit autorisé à utiliser ces fonds pour régler les Dépenses Budgétées.

(c) Au plus tard le 21 janvier 2017, l'Entrepreneur fera émettre une Garantie à des termes conformes aux usages du secteur des opérations pétrolières internationales qui sont mutuellement acceptables par les parties concernées, dont l'accord ne saura être refusé sans motif raisonnable, d'un montant de 5 millions USD, étant précisé qu'il sera ordonné mainlevée de cette Garantie une fois que la plate-forme de forage servant au forage du Puits d'Extension sera localisée dans le plateau continental de la République de Guinée, y compris ces eaux territoriales. En outre, au plus tard le 12 avril 2017, l'Entrepreneur devra avoir fait émettre des Garanties au bénéfice du Gouvernement et les remettre à celui-ci, *étant précisé que* les Garanties :

(i) seront du montant dû au titre de l'article 4.2 des présentes et émise par une partie solvable à des termes conformes aux usages du secteur des opérations pétrolières internationales jugés acceptables par le Gouvernement, dont l'accord ne saura être refusé sans motif raisonnable ;

(ii) seront levées et que l'obligation de travaux établie à l'article 4.1(c) sera réputée satisfaite dès lors que le Puits d'Extension aura été réalisé conformément au Contrat.

Pour les besoins du présent Second Avenant, « Equipement et Matériel » signifie les éléments à long délai de livraison dont la propriété a été transférée à l'Entrepreneur en vertu de l'Accord de Transaction et de Renonciation conclu le 15 août 2016 entre l'Entrepreneur, Tullow et Dana, et qui sont actuellement stockés dans les installations principales de Tullow à Takoradi au Ghana. »

8. L' « Article 5 : Rendus de surface » est modifié comme suit :

Ajout d'un Article 5.4 :

« L'Entrepreneur doit mettre à la disposition du Gouvernement toutes les données sismiques concernant toute superficie en dehors de la Zone Contractuelle conservée telle que définie à l'article 5.5, notamment toutes les données traitées et retraitées en sa possession. L'Entrepreneur créera et maintiendra à jour, pendant la Période d'Extension, une *data room* virtuelle contenant lesdites données sismiques (y compris notamment les données traitées et retraitées) et fournira accès à ladite *data room* virtuelle à tout partenaire éventuel pour cette Zone en dehors de la Zone Contractuelle conservée après consultation et accord du CDOP. L'Entrepreneur ne travaille pas pour le Gouvernement, n'est pas un agent ni un représentant du Gouvernement et fournit l'accès aux données disponibles mentionnées ci-dessus *via* une *data room* mais n'engagera pas de tiers pour le compte du Gouvernement. »

Ajout d'un Article 5.5 :

« A la signature du présent Second Avenant, l'Entrepreneur devra rétrocéder l'intégralité de la Zone Contractuelle initiale, à l'exception de la partie de la Zone Contractuelle décrite à l'Annexe A, qui constituera dès lors la Zone Contractuelle. »

9. **L' « Article 9 : Programmes de Travail Annuels et Opérations Pétrolières » du Contrat est entièrement supprimé et remplacé par l'Article suivant :**

« Article 9 : Programmes de Travail Annuels et Opérations Pétrolières

Comité de gestion

9.1. Toutes les Opérations Pétrolières seront réalisées par l'Entrepreneur pendant toute Année Civile conformément au Programme de Travail Annuel et au budget correspondant pour l'Année Civile en question.

Les Programmes de Travail Annuels et budgets susmentionnés devront indiquer séparément les activités d'exploration, d'évaluation, de développement et de production et seront soumis au Directeur conformément aux stipulations des articles suivants.

9.2. Afin d'assurer les notifications en temps utile des Opérations Pétrolières, un Comité de Direction des Opérations Pétrolières (« CDOP ») a été mis en place et fonctionnera conformément aux stipulations du présent article 9. La composition, le fonctionnement et la prise en charge des dépenses du CDOP sont modifiés et remplacés par les stipulations des Articles 9.2.1 à 9.8 ci-dessous.

9.2.1. Le CDOP sera composé, d'une part, de trois (3) représentants de l'Office National des Pétroles et, d'autre part, de trois (3) représentants de l'Entrepreneur.

9.2.2. Le CDOP sera présidé par le Directeur de l'Office National des Pétroles et se réunira à la demande de l'une des parties. Les réunions seront convoquées pas moins de quinze (15) jours ouvrables à compter de la demande de réunion (sauf accord contraire des Parties). Sauf accord contraire des Parties, le CDOP tiendra ses réunions à Conakry, à Paris ou à Houston. L'ordre du jour des réunions du CDOP devra être accepté par toutes les parties. À cet effet, le projet d'ordre du jour sera envoyé aux membres du CDOP au plus tard dix (10) jours ouvrables (sauf accord contraire des Parties) avant la date de la réunion. Les procès-verbaux de chaque réunion du CDOP seront préparés par une équipe de deux personnes dont un représentant de l'Entrepreneur et un représentant de l'Office National des Pétroles. Ces procès-verbaux seront envoyés aux membres du CDOP, pour leurs archives, au plus tard quinze (15) jours ouvrables après la réunion du CDOP. Si aucune des Parties ne s'oppose aux procès-verbaux, lesdits procès-verbaux seront considérés comme approuvés trente (30) jours ouvrables après la date à laquelle ils ont été envoyés. Après approbation, les procès-verbaux seront signés conjointement par le président du CDOP et le représentant désigné de l'Entrepreneur.

9.2.3. Le CDOP établira des comités d'opérations afin de réaliser les opérations prévues au Contrat. Le nombre de membres et l'objet des comités *ad hoc* seront déterminés par le CDOP.

9.2.4. L'Entrepreneur devra faire les propositions qu'il estime nécessaires au CDOP, notamment concernant les Programmes de Travail Annuels, budgets, la formation et la

3.

promotion des entreprises guinéennes qu'il est tenu de soumettre conformément aux Articles 9.5 et 9.6 du Contrat. Les propositions de l'Entrepreneur devront être discutées de bonne foi entre l'Entrepreneur et le Gouvernement.

Les Parties confirment que les Programmes de Travail Annuels et les budgets seront discutés et validés par le CDOP et conjointement signés par le Président du CDOP et le représentant de l'Entrepreneur.

9.2.5. Concernant toute proposition soumise par l'Entrepreneur conformément à l'article 9.2.4, le Gouvernement devra soit approuver la proposition, soit demander des modifications à ladite proposition, dans les deux cas dans un délai de trente (30) jours ouvrables à compter de la réunion du CDOP au cours de laquelle les propositions ont été faites.

9.2.6. Dans le cas d'une approbation du Gouvernement conformément à l'article 9.2.5, aucune autre action supplémentaire n'est requise de l'Entrepreneur.

9.2.7. Dans le cas d'une demande du Gouvernement de modifier la proposition au titre de l'article 9.2.4, l'Entrepreneur mettra en œuvre tous les efforts raisonnables afin de prendre en compte les modifications demandées par le Gouvernement et examinera l'insertion de ces modifications au regard des bonnes pratiques internationales du secteur pétrolier. L'Entrepreneur soumettra de nouveau au Gouvernement ladite proposition, y compris toutes modifications nécessaires au regard des bonnes pratiques internationales du secteur pétrolier, dans un délai de trente (30) jours ouvrables à compter de la date à laquelle il a reçu les modifications proposées par le Gouvernement.

9.2.8. Toute proposition soumise à nouveau par l'Entrepreneur conformément à l'article 9.2.7 devra être approuvée ou refusée par le Gouvernement, dont l'accord ne saura être refusé sans motif raisonnable, par notification écrite envoyée à l'Entrepreneur. Si ladite notification écrite d'approbation ou de refus de la nouvelle proposition n'est pas envoyée par le Gouvernement dans le délai de trente (30) jours ouvrables après la date de sa soumission, la proposition sera réputée approuvée.

9.2.9. En cas d'urgence (notamment en matière de santé, en cas d'incendie majeur, d'une explosion, d'un rejet de Gaz Naturel, d'un rejet de Pétrole Brut, ou d'un sabotage ; d'un accident impliquant un décès, de sérieuses blessures causées à un employé, à l'entrepreneur ou à un tiers, ou de sérieux dégâts matériels ; des grèves ou émeutes ; ou d'une évacuation du personnel de l'Entrepreneur), l'Entrepreneur devra : (i) prendre toutes les mesures nécessaires à la protection de la vie, de le la santé, de l'environnement et des biens ; et (ii) dès que raisonnablement possible, signaler au CDOP les détails de l'évènement et de toutes mesures que l'Entrepreneur a pris ou envisage de prendre afin d'y remédier.

9.3. Le CDOP se réunira au moins deux fois par an pour :

9.3.1. Revoir et approuver le Programme de Travail Annuel et le budget soumis par l'Entrepreneur ;

9.3.2. Revoir et approuver les propositions de révisions importantes du Programme de Travail Annuel et du budget convenus ;

9.3.3. Évaluer périodiquement les progrès de l'Entrepreneur relativement aux Opérations Pétrolières ; et

9.3.4. Servir de forum afin d'assister l'Entrepreneur dans la conduite des Opérations Pétrolières et d'assurer un dialogue et un flux d'informations continus entre les Parties concernant la Zone Contractuelle.

9.4. L'Entrepreneur allouera les sommes nécessaires à hauteur d'un budget total maximum de cent vingt mille dollars (120.000 USD) par an, à compter de la date de signature du Second Avenant, afin de couvrir les dépenses réelles et raisonnables de déplacement et de fonctionnement exposées par le Gouvernement au titre de sa participation au CDOP et, sur présentation d'une facture du Président du CDOP sur papier en-tête officiel du Gouvernement et des reçus à l'appui détaillant les dépenses engagées, remboursera les frais réels et raisonnables engagés par le Gouvernement au titre de sa participation au CDOP, lesquels devront être dûment prouvés par des pièces justificatives, tel que raisonnablement demandé par l'Entrepreneur au titre de ses obligations légales et de conformité. Si le CDOP se déplace hors de la Guinée pour des réunions du CDOP, l'Entrepreneur règlera les coûts et dépenses réels et raisonnables de déplacement liés à la participation des trois (3) membres du CDOP pour assister à l'une (1) des réunions biannuelles du CDOP hors de Guinée dans le cadre du budget de 120.000 USD. L'Entrepreneur règlera directement aux prestataires, pour le compte du CDOP, les dépenses directement liées au transport aérien vers et en provenance de la Guinée, les transports vers et en provenance des aéroports et les réunions du CDOP, l'hébergement en catégorie affaires ainsi que les dépenses raisonnables de repas exposées, sous réserve des exigences légales et de conformité de l'Entrepreneur.

9.4.1. Les remboursements effectués à l'Office National des Pétroles conformément au présent Article 9.4 seront réalisés par virement électronique des fonds disponibles sur le compte dont les références sont indiquées ci-dessous :

- Intitulé du compte : " Recherche pétrolière " ;
- Numéro de compte : 0010364601566901
- Banque de domiciliation : Ecobank ;
- Adresse de la Banque de domiciliation :
  BP : 5687 - Conakry - République de Guinée
  Tel : (00224) 30 45 57 77
  Fax : (00224) 30 45 42 41
  Télex : 539 ECOBANK
  Swift : ECOCGNCN

9.4.2. L'Office National des Pétroles peut, de temps à autre, notifier à l'Entrepreneur toute modification du compte visé à l'article 9.4.1, sous réserve de la notification écrite d'un tel changement par le Directeur à l'Entrepreneur accompagnée d'un justificatif l'identifiant comme étant un compte officiel du Gouvernement, tel que demandé par l'Entrepreneur au titre de ses obligations légales et de conformité.

9.4.3. Tous les paiements effectués conformément au présent article 9.4 constituent des Dépenses Pétrolières et sont recouvrables conformément aux termes du Contrat.

9.5. Dans un délai de quarante-cinq (45) jours à compter de la signature du présent Second Avenant, une réunion du CDOP sera convoquée, au cours de laquelle l'Entrepreneur présentera le Programme de Travail Annuel et les budgets pour la Période d'Extension.

9.6. L'Entrepreneur soumettra au CDOP pour approbation, au plus tard deux (2) mois avant le

terme de chaque Année Civile, le Programme de Travail Annuel, les budgets, la formation du personnel guinéen et la promotion des entreprises locales correspondants pour l'Année Civile suivante.

9.7. Les Programmes de Travail Annuels, les budgets, la formation du personnel guinéen et la promotion des entreprises locales soumis conformément aux articles 9.5 et 9.6 du Contrat seront examinés et approuvés par le CDOP conformément aux stipulations de l'article 9.2.

9.8. Toutes modifications dépassant 10 % du montant total des Programmes de Travail Annuels et des budgets ayant été approuvés au préalable par le CDOP devront être soumises par l'Entrepreneur à une réunion ultérieure du CDOP pour examen et approbation conformément à l'article 9.2, étant précisé que l'Entrepreneur sera en droit de mettre en œuvre de telles modifications sans l'approbation du CDOP si, de l'avis raisonnable de l'Entrepreneur agissant conformément aux standards internationaux pétroliers, de telles modifications sont nécessaires pour des raisons relatives à l'environnement, la santé, l'hygiène et la sécurité ou sont nécessaires pour se conformer à la législation nationale ou aux lois étrangères sans encourir de pénalités. »

10. L'Article 10 est modifié comme suit :

Ajout d'un Article 10.1(c) :

« 10.1(c) donne préférence aux biens, services et produits de la République de Guinée afin d'augmenter le contenu local, sous réserve de l'article 10.4 et de l'article 10.5. »

L'Article 10.3 est modifié par ajout du paragraphe suivant :

« Pendant la Période d'Extension uniquement, le budget de formation sera fixé à 250 000 USD et sera administré conjointement avec le CDOP. Afin de lever toute ambiguïté, en raison du retrait de Tullow et de Dana du Contrat le 15 août 2016, l'Entrepreneur assumera toute partie inutilisée du programme de formation jusqu'à ce jour, c'est-à-dire 500.000 USD, conformément au présent article 10.3 du Contrat, et convient de l'administrer conjointement avec le CDOP. »

11. L'Article 27 est modifié comme suit :

L'Article 27.2 du Contrat est supprimé en son intégralité et remplacé par ce qui suit :

« 27.2 Toute audience ou réunion physique en relation avec l'arbitrage se tiendra à Paris (France) ou en tout autre lieu désigné par les parties d'un commun accord. Les langues de la procédure seront le français et l'anglais. Dans l'hypothèse où la loi applicable au Contrat serait incomplète, le tribunal arbitral appliquera les règles de droit international applicables à l'espèce.

Les Parties devront exécuter la sentence du tribunal arbitral, sans possibilité de faire appel. »

Dans l'Article 27.3 du Contrat, le mot « médiateur » est supprimé et remplacé par les mots « tribunal arbitral ».

12. L'Article 28 est modifié comme suit :

L'Article 28.1 du Contrat est supprimé en son intégralité et remplacé par ce qui suit :

« 28.1 Toute notification ou autre communication concernant ce Contrat devra être faite par écrit et sera considérée comme reçue lorsqu'elle aura été livrée en personne ou par DHL ou tout autre service de porteur international aux adresses suivantes :

Au Gouvernement :
Office National des Pétroles
PO Box: 295
Conakry
République de Guinée

À l'Entrepreneur :
SCS Corporation Ltd.
12012 Wickchester Lane, Suite 475
Houston, TX 77007. »

13. Stipulations diverses

Le présent Second Avenant entrera en vigueur à compter de la date à laquelle il sera approuvé par décret du Président de la République.

Le présent Second Avenant peut être signé en deux exemplaires identiques ou plus, considérés ensemble comme un seul Avenant, et la signature sera réputée effective quand lesdites copies seront signées et adressées aux autres parties.

EN FOI DE QUOI, les Parties ont signé le présent Second Avenant à la date indiquée ci- dessous

Pour la République de Guinée :

Monsieur Diakara Koulibaly
Directeur Général, Office National des Pétroles

Date : 14/09/2016

Pour l'Entrepreneur :

Mr. Ray Leonard,
Directeur, SCS Corporation Ltd.

Date : 14/09/2016

Vu par :

Son Excellence,
Madame Malado Kaba
Ministre de l'Économie et des Finances

Date : 19. 9. 2016

ANNEXE A



La zone en vert correspond à la zone rétrocédée.

La zone en rouge correspond à la nouvelle Zone Contractuelle, telle que décrite ci-dessous, qui est de 5.000 km^2 et constitue une partie des blocs D3, E3 et F3 selon le découpage officiel de 2010.


1
2
3
4
5

Point	X	Y
1	498629.521	1007987.456
2	554209.672	950643.181
3	509199.401	919308.007
4	485592.962	935433.202
5	439600.230	967145.898

ANNEXE B

HYPERDYNAMICS

Calendrier des opérations

		1er août 2016	2 septembre 2016	3 octobre 2016	4 novembre 2016	5 décembre 2016	6 janvier 2017	7 Février 2017	8 mars 2017	9 avril 2017	10 mai 2017	11 juin 2017	11 juillet 2017
Obtention des permis			Préparation des permis exigés/plans, soumettre/déposer selon les besoins, réception des approbations										
Programmation du puits		FEE et préparation du programme de forage/Plan des opérations											
Actifs corporels			Vérification des conditions/quantités – Expédition de Takoradi à Conakry										
Contrat	Appareil de forage			Négociation directe du contrat									
Contrat	Services rendus par les tiers			Préparation des appels d'offres, soumissions, évaluations, attribution des contrats, signature des contrats									
Contrat	Base terrestre		Évaluation des possibilités, choix d'une option, contrat, mobilisation										
Mobilisation	Consommables							Fluides de forage/ciment					
Mobilisation	Services rendus par les tiers							Navires de support/hélicoptère/divers					
Mobilisation	Appareil de forage								Mobilisation MODU				
Début du forage de Fatala-1										Appareil sur le site de forage			

1. Hypothèse selon laquelle il n'est pas possible d'utiliser les permis/plans préparés par Tullow-Guinée existants et/ou déposés.

2. Hypothèse d'absence de changement appréciable dans les conditions du marché (taux/disponibilité) pour la 6ème génération/appareil de forage spécifié pour une profondeur d'eau d'e (10,000 pieds).

3. Dans l'hypothèse que pour le programme (tête de puits et tubulaires) sont disponibles pour SCS dans le cadre du Contrat d'Entente avec Tullow.

4. SCS encourra des coûts supplémentaires associés aux taux et durée des services de consultants nécessaires pour la préparation du programme de forage à partir « de zéro », parpréparés rapport à l'utilisation des programmes existants préparés par Tullow. SCS encourra d'autres coûts supplémentaires associés à la demande de permis car nous ne pourrons pas utiliser les permis/plans ex

5. Le calendrier ci-dessus présume que SCS Coprporation obtiendra le permis d'opérateur début septembre 2016.

Profil des dépenses pour Fatala-1



HYPERDYNAMICS
50 000 000
45 000 000
40 000 000
35 000 000
30 000 000
25 000 000
20 000 000
15 000 000
10 000 000
5 000 000
0
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17

	Jul-16	Aug-16	Sep-16	Oct-16	Nov-16	Dec-16	Jan-17	Feb-17	Mar-17	Apr-17	May-17
Rig				1 000 000				5 000 000	6 000 000	558 000	1 437 000
Vessels incl Fuel									448 500	1 350 000	828 000
Helicopter									110 000	500 000	404 000
3rd Party Services									1 371 000	7 606 000	2 967 000
Fuel									1 188 000	1 155 000	1 386 000
Shorebase				50 000	245 000	245 000	276 000	276 000	276 000	506 000	418 000
Consultants incl expenses	50 000	90 000	110 000	150 000	189 000	340 000	341 000	738 000	874 000	1 125 000	450 000
Special Studies/Engr Serv		75 000	30 000	30 000	15 000	20 000	20 000				
Permitting			50 000	75 000	75 000	50 000	36 000	25 000			
Overhead-Conakry office				150 000	150 000	150 000	150 000	150 000	150 000	150 000	75 000
Overhead-Houston office										600 000	300 000
Movement of Materials					826 000						
Tangibles										2 600 000	100 000
Monthly Total	50 000	165 000	190 000	1 455 000	1 500 000	805 000	823 000	6 189 000	10 417 500	16 150 000	8 365 000
Cummulative Total	50 000	215 000	405 000	$1 860 000	$3 360 000	$4 165 000	$4 988 000	$11 177 000	$21 594 500	$37 744 500	$46 109 500

August 4, 2016 Update - POMC